UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) October 10, 2006

A.D.A.M., Inc.

(Exact name of registrant as specified in its charter)

Georgia	000-26962	58-1878070
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1600 RiverEdge Parkway, Suite 100, Atlanta, Georgia		30328
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (770) 980-0888

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 10, 2006, John W. McClaugherty, voluntarily resigned his position from A.D.A.M., Inc.’s (the “Company”) Board of Directors. Mr. McClaugherty’s resignation was not the result of any disagreement between Mr. McClaugherty and the Company concerning any matter relating to the Company’s operations, policies or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.D.A.M., INC.

Dated: October 13, 2006	By:	/s/ Kevin S. Noland
Kevin S. Noland President and Chief Executive Officer